Exhibit 99.1

WHOLE FOODS MARKET
8003 Entrance
8003 Exit

WEINGARTEN REALTY

Real Estate for Everyday Retail

Supplemental Financial Information

Quarter Ended March 31, 2015

WRI
LISTED
NYSE

Table of Contents	Page
Quarterly Earnings Press Release	i - iv
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
Capital Expenditures/Redevelopment	11
New Development Properties	12
Land Held for Development	13
Disposition and Acquisition Summary	14

Summary of Debt
Debt Information	16
Schedule of Maturities	17

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	19
Unconsolidated Joint Venture Financial Statements at Pro rata Share	20
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	21
Unconsolidated Joint Venture Mortgage Debt Information	22

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	24
Portfolio Operating Information	25 - 26
Total Net Operating Income by Geographic Region	27

Property Listing
Summary Property Listing	29
Property Listing	30 - 39

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of March 31, 2015, we owned or operated under long-term leases, interests in 235 properties which are located in 20 states that span the United States from coast to coast. These properties represent approximately 45.3 million square feet of which our interests in these properties aggregated approximately 27.9 million square feet of leasable area. Our properties were 95.5% leased as of March 31, 2015, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY INCREASES SAME PROPERTY NOI BY 4.2% AND FUNDS FROM OPERATIONS BY 6.1%

Houston, April 28, 2015 --- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the first quarter ended March 31, 2015.

Operating and Financial Highlights

•	Recurring Funds from Operations (“FFO”) was $0.52 per diluted share, up 6.1% from the prior year;

•	Same Property Net Operating Income (“SPNOI”) increased by 4.2% over the first quarter of the prior year;

•	Occupancy improved to 95.5% during the first quarter, up from 94.5% in the first quarter of last year;

•	Acquisitions totaled $92 million; and,

•	Dispositions totaled $36 million

Financial Results
The Company reported net income attributable to common shareholders of $44.9 million or $0.36 per diluted share (hereinafter “per share”) for the first quarter of 2015, as compared to $60.6 million or $0.49 per share for the same period in 2014. Included in net income for 2015 were gains on the sale of properties and partnership interests of $0.19 per share compared to $0.34 per share in 2014.
For the current quarter Reported FFO was $60.3 million or $0.48 per share compared to $63.1 million or $0.51 per share for 2014. Included in Reported FFO were debt extinguishment costs of $.05 per share offset by a gain on the settlement of a lawsuit of $.01 per share.
Recurring FFO for the first quarter of 2015 was $0.52 per share or $65.4 million. For the same quarter last year, Recurring FFO was $0.49 per share or $61.2 million. This increase in Recurring FFO per share over the prior year was primarily due to the Company’s

i

acquisition and new development programs, increased operating income from the existing portfolio and reduced interest expense due to favorable refinancing transactions. These increases were partially offset by the impact of the Company’s disposition program, which reduced Recurring FFO by $0.06 per share for the quarter compared to last year.
A reconciliation of net income to both Reported and Recurring FFO is shown on the attached financial statement page and is also shown on page 5 of the supplemental package.
Operating Results
Same Property NOI for the first quarter increased by 4.2% versus a year ago. These results are primarily driven by increased occupancy, rental rate increases and reduced tenant fallouts. Occupancy increased to 95.5% in the first quarter, an increase of 100 basis points over the same quarter of 2014. Occupancy of spaces less than 10,000 square feet, often referred to as shop occupancy, increased to 90.3% from 88.3% in the prior year, an increase of 200 basis points.
The Company produced solid leasing results again during the first quarter with 271 new leases and renewals totaling 1.4 million square feet and representing $20.7 million of annual revenue.  These 271 transactions were comprised of 104 new leases and 167 renewals, representing annual revenues of $6.3 million and $14.4 million, respectively.  The average rental rate increase on new leases and renewals signed during the quarter was 8.9% with rental rates on just new leases up 9.2%.
“Same Property NOI was up 4.2%, average base rent across the entire portfolio increased by 4% to $16.45 per square foot and tenant fallouts were down 24% from the prior year. These are just a few of the statistics that exemplify the outstanding performance of our quality portfolio of properties and further proof of the success of our portfolio transformation,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.
Portfolio Activity
The Company purchased two shopping centers during the quarter and one subsequent to quarter end totaling $146 million. Baybrook Gateway is a 237,000 square foot shopping center located across from the very successful Baybrook Mall in Houston. Currently anchored by Michaels, Ashley Furniture and Barnes and Noble, this property had been held by a special servicer for several years and was only 65% occupied when purchased. The Company has several alternatives for remerchandising the property over the next several months. The second acquisition was Cambrian Park Plaza, a 171,000 square foot in-fill shopping center serving the affluent California cities of San Jose, Los Gatos, Campbell and Saratoga. The center’s demographics boast 183,000 people within three miles, average household incomes of $122,000 and 56% of the residents with a college degree. This center has tremendous future redevelopment potential. Subsequent to quarter end, the Company purchased Wellington Green Commons in Wellington, Florida, near West Palm Beach. This 112,000 square foot shopping center is anchored by a high volume Whole Foods and has average household incomes in excess of $99,000 per year.

The Company also continued to selectively dispose of assets that no longer met the Company’s criteria for long-term ownership. The Company was successful in selling six properties, including those closed subsequent to quarter-end, for about $45 million. These assets are located in Louisiana, Missouri, Utah and a small town in Texas, none of which are target growth markets for the Company. The sale of the property in Missouri marks the Company’s exit from that state.
The Company continues to make progress on its four active new development properties and its various redevelopment projects, spending a total of $11.6 million during the quarter. On the new development properties, the total spent to-date is $89.5 million, the estimated final investment is $156 million and the estimated final return is 7.8%. For the redevelopment projects, the total spent to-date is $30.3 million, the estimated final investment is $68 million and the estimated final returns are in the range of 10% to 15%.
“We had a very successful quarter regarding acquisitions. We were able to close on two strategic redevelopment projects, Baybrook Gateway and Cambrian Park Plaza during the quarter and a great core center, Wellington Green Commons, after quarter-end. We are making excellent progress on our new development properties and operations have been very solid. We are confident that these activities will result in strong sustained growth in FFO and NAV which will greatly benefit our shareholders,” said Drew Alexander, President and Chief Executive Officer.
Balance Sheet
The Company has continued to strengthen its balance sheet through various capital transactions. As previously announced, the Company closed on a five-year, $200 million term loan that was swapped to a fixed rate of 2.64%. The Company also negotiated an amendment to a $66 million secured loan with an insurance company that extended the maturity eight years to 2025 and reduced the interest rate to 3.5%. During the quarter, the Company commenced selling common shares under its at-the-market (“ATM”) facility to partially fund the refinancing of $150 million of the Company’s Series F Preferred Shares which were called for redemption subsequent to quarter-end. Through quarter end, the Company raised gross proceeds of $29.4 million. Year-to-date, the Company has raised gross proceeds totaling $40.8 million at an average price of $36.18 per share. The Company’s debt ratios remain very strong at quarter end with Net Debt to EBITDA at 5.35 times, Net Debt plus Preferreds to EBITDA at 5.77 times and Debt to Total Market Cap at 29.4%.
“The capital transactions this quarter continued our strategy of strengthening our balance sheet and lowering our cost of capital where possible. We extended maturities and lowered the interest rates on a couple of debt refinancings. We also called for the redemption of the preferred shares, as we believe that the 6.5% coupon is comparably expensive in today’s interest rate environment,” said Steve Richter, Executive Vice President and Chief Financial Officer.

Dividend
The Board of Trust Managers declared a quarterly cash dividend of $0.345 per common share payable on June 15, 2015 to shareholders of record on June 8, 2015.
FFO Guidance
The Company affirms its full year Recurring FFO guidance in the range of $2.12 to $2.17 per share. Including debt extinguishment costs of approximately $0.05 per share the Company incurred during the first quarter of 2015, full year guidance for Reported FFO remains in the range of $2.07 to $2.12 per share. Please refer to the full list of guidance information found on page 9 of the supplemental package.
Conference Call Information
The Company also announced that it will host a live webcast of its quarterly conference call on April 29, 2015 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888)-771-4371 (conference ID # 37563661). A replay and will be available through the Company’s web site starting approximately two hours following the live call.
About Weingarten Realty Investors
Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer. At March 31, 2015, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 235 properties which are located in 20 states spanning the country from coast to coast. These properties represent approximately 45.3 million square feet of which our interests in these properties aggregated approximately 27.9 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.
Forward-Looking Statements
Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series F Preferred Shares	WRI-PF

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures
The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended March 31,		Twelve Months Ended December 31,
	2015	2014	2014	2013	2012	2011
Revenues:
Rentals, net	$122,658	$124,633	$503,128	$477,340	$439,993	$414,656
Other	2,941	2,959	11,278	11,855	11,184	13,638
Total	125,599	127,592	514,406	489,195	451,177	428,294
Expenses:
Depreciation and amortization	36,151	40,624	150,356	146,763	127,703	118,890
Operating	22,585	24,615	95,318	97,099	88,924	81,178
Real estate taxes, net	14,627	14,649	60,768	57,515	52,066	49,780
Impairment loss	—	—	1,024	2,579	9,585	49,671
General and administrative	7,372	5,913	24,902	25,371	28,538	25,461
Total	80,735	85,801	332,368	329,327	306,816	324,980
Operating Income	44,864	41,791	182,038	159,868	144,361	103,314
Interest Expense, net	(26,458)	(24,580)	(94,725)	(96,312)	(106,248)	(130,298)
Interest and Other Income, net	2,722	1,994	3,756	7,685	6,047	5,059
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	861	—	1,718	33,670	14,203	—
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	5,372	4,402	22,317	35,112	(1,558)	7,834
(Provision) Benefit for Income Taxes	(661)	(480)	1,261	(7,046)	75	3
Income (Loss) from Continuing Operations	26,700	23,127	116,365	132,977	56,880	(14,088)
Operating Income from Discontinued Operations	—	279	342	12,214	25,918	18,875
Gain on Sale of Property from Discontinued Operations	—	41,212	44,582	119,203	68,619	10,648
Income from Discontinued Operations	—	41,491	44,924	131,417	94,537	29,523
Gain on Sale of Property	22,522	163	146,290	762	1,004	1,304
Net Income	49,222	64,781	307,579	265,156	152,421	16,739
Less: Net Income Attributable to Noncontrolling Interests	(1,575)	(1,478)	(19,571)	(44,894)	(5,781)	(1,118)
Net Income Adjusted for Noncontrolling Interests	47,647	63,303	288,008	220,262	146,640	15,621
Dividends on Preferred Shares	(2,710)	(2,710)	(10,840)	(18,173)	(34,930)	(35,476)
Redemption Costs of Preferred Shares	—	—	—	(17,944)	(2,500)	—
Net Income (Loss) Attributable to Common Shareholders	$44,937	$60,593	$277,168	$184,145	$109,210	$(19,855)
Earnings Per Common Share - Basic	$0.37	$0.50	$2.28	$1.52	$0.90	$(0.17)
Earnings Per Common Share - Diluted	$0.36	$0.49	$2.25	$1.50	$0.90	$(0.17)

(a)	See Page 20 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	March 31, 2015	December 31, 2014
ASSETS
Property	$4,163,531	$4,076,094
Accumulated Depreciation	(1,045,495)	(1,028,619)
Property Held for Sale, net	1,775	3,670
Property, net	3,119,811	3,051,145

Investment in Real Estate Joint Ventures and Partnerships, net (a)	255,890	257,156
Total	3,375,701	3,308,301

Unamortized Debt and Lease Costs, net	141,726	141,122
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $6,519 in 2015 and $7,680 in 2014)	68,810	77,781
Cash and Cash Equivalents	40,168	23,189
Restricted Deposits and Mortgage Escrows	28,641	79,998
Other, net	181,963	183,703
Total Assets	$3,837,009	$3,814,094

LIABILITIES AND EQUITY
Debt, net	$1,940,897	$1,938,188
Accounts Payable and Accrued Expenses	88,474	112,479
Other, net	132,110	124,484
Total Liabilities	2,161,481	2,175,151

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued; 60 shares outstanding in 2015 and 2014; liquidation preference $150,000 in 2015 and 2014	2	2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 123,585 in 2015 and 122,489 in 2014	3,733	3,700
Additional Paid-In Capital	1,741,804	1,706,880
Net Income Less Than Accumulated Dividends	(210,499)	(212,960)
Accumulated Other Comprehensive Loss	(12,959)	(12,436)
Total Shareholders' Equity	1,522,081	1,485,186
Noncontrolling Interests	153,447	153,757
Total Equity	1,675,528	1,638,943
Total Liabilities and Equity	$3,837,009	$3,814,094

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 20 for additional information.

Weingarten Realty Investors
Funds From Operations
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2015	2014
Funds from Operations
Numerator:
Net income attributable to common shareholders	$44,937	$60,593
Depreciation and amortization	35,263	39,720
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,510	3,700
(Gain) on sale of property and interests in real estate equity investments	(23,333)	(41,371)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(562)	(9)
Funds from Operations - Basic	59,815	62,633
Income attributable to operating partnership units	481	456
Funds from Operations - Diluted	60,296	63,089
Adjustments for Recurring FFO:
Write-off of debt costs, net	6,100	—
Acquisition costs	204	17
Other, net of tax	(1,161)	(1,862)
Recurring Funds from Operations - Diluted	$65,439	$61,244

Denominator:
Funds from operations weighted average shares outstanding - Basic	122,126	121,401
Effect of dilutive securities:
Share options and awards	1,430	1,244
Operating partnership units	1,487	1,500
Funds from operations weighted average shares outstanding - Diluted	125,043	124,145

Funds from Operations per Share - Basic	$0.49	$0.52

Funds from Operations Per Share - Diluted	$0.48	$0.51
Adjustments for Recurring FFO per share:
Write-off of debt costs, net	0.05	—
Other, net of tax	(0.01)	(0.02)
Recurring Funds from Operations Per Share - Diluted	$0.52	$0.49

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended March 31,
	2015	2014
Rentals, net
Base minimum rent, net	$95,031	$97,664
Straight line rent	1,893	291
Over/Under-market rentals, net	(316)	(322)
Percentage rent	808	959
Tenant reimbursements	25,242	26,041
Total	$122,658	$124,633

Fee Income Primarily from Real Estate Joint Ventures and Partnerships
Recurring	$1,528	$1,338
Non-Recurring	—	68
Total	$1,528	$1,406

Interest Expense, net
Interest paid or accrued	$20,632	$24,933
Extinguishment of debt	6,100	—
Amortization of debt deferred costs	745	705
Over-market mortgage adjustment of acquired properties, net	(188)	(398)
Gross interest expense	27,289	25,240
Capitalized interest	(831)	(660)
Total	$26,458	$24,580

Interest and Other Income, net
Gain on litigation settlement	$1,721	$—
Deferred compensation interest income	751	296
Other	250	1,698
Total	$2,722	$1,994

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$125,599	$127,592
Operating expense	(22,585)	(24,615)
Real estate taxes	(14,627)	(14,649)
Total	88,387	88,328

Net Operating Income from Discontinued Operations	—	573

Minority Interests Share of Net Operating Income and Other Adjustments	(2,431)	(2,689)
Pro rata Income From Consolidated Ventures	85,956	86,212

Pro rata share of Unconsolidated Joint Ventures
Revenues	13,793	13,985
Operating expense	(2,345)	(2,483)
Real estate taxes	(1,725)	(1,880)
Total	9,723	9,622
Net Operating Income including Joint Ventures	$95,679	$95,834

Net Operating Income from Sold Properties not in Discontinued Operations	$188	$6,621

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$4,812	$3,616
Intercompany fee income reclass	567	653
Other adjustments	(7)	133
Equity in earnings of real estate joint ventures and partnerships, net	$5,372	$4,402

Dividends
Common Dividends per Share	$0.345	$0.325

Common Dividends Paid as a % of Reported Funds from Operations - Basic	71.0%	63.4%

Common Dividends Paid as a % of Recurring Funds from Operations - Basic	65.4%	65.3%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	5.9%	4.6%

General and Administrative Expenses/Total Assets before Depreciation	0.15%	0.12%

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	March 31, 2015	December 31, 2014

Property
Land	$878,994	$821,614
Land held for development	103,163	103,349
Land under development	23,137	24,297
Buildings and improvements	3,089,778	3,061,616
Construction in-progress	68,459	65,218
Total	$4,163,531	$4,076,094

Straight Line Rent Receivable
	$55,592	$54,261

Other Assets, net
Notes receivable and mortgage bonds, net	$30,323	$30,365
Debt service guaranty asset	72,105	72,105
Non-qualified benefit plan assets	20,598	19,866
Out-of-market rentals, net	26,128	26,790
Investments	9,817	10,196
Deferred income tax asset	11,993	12,326
Interest rate derivative	3,944	3,891
Other	7,055	8,164
Total	$181,963	$183,703

Other Liabilities, net
Deferred revenue	$16,748	$11,903
Non-qualified benefit plan liabilities	52,666	51,634
Deferred income tax payable	7,969	7,970
Out-of-market rentals, net	24,947	23,218
Interest rate derivative	1,459	109
Other	28,321	29,650
Total	$132,110	$124,484

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$38,225	$38,121
Above-market leases - Accumulated Amortization	(12,097)	(11,331)
Below-market assumed mortgages (included in Debt, net)	4,713	4,713
Below-market assumed mortgages - Accumulated Amortization	(2,465)	(2,352)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	135,655	132,554
Valuation of in place leases - Accumulated Amortization	(59,567)	(56,571)
Total	$104,464	$105,134

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$44,863	$42,830
Below-market leases - Accumulated Amortization	(19,916)	(19,612)
Above-market assumed mortgages (included in Debt, net)	34,113	34,113
Above-market assumed mortgages - Accumulated Amortization	(27,712)	(27,411)
Total	$31,348	$29,920

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	March 31, 2015	December 31, 2014

Common Share Data
Closing Market Price	$35.98	$34.92

Capitalization
Debt	$1,940,897	$1,938,188
Preferred Shares	150,000	150,000
Sub-total Debt & Preferred Shares	2,090,897	2,088,188
Common Shares at Market	4,446,588	4,277,316
Operating Partnership Units at Market	53,394	52,066
Total Market Capitalization (As reported)	$6,590,879	$6,417,570
Debt to Total Market Capitalization (As reported)	29.4%	30.2%
Debt to Total Market Capitalization (As reported at a constant share price of $34.92)	30.1%	30.2%
Debt to Total Market Capitalization (Pro rata)	30.2%	31.0%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	104,000	189,000
Outstanding Letters of Credit Under Revolving Facility	4,223	4,223
Unused Portion of Credit Facility	$391,777	$306,777

Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	41.4%	41.7%
Debt + Preferred to Asset Ratio	None	44.5%	44.9%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	12.2%	12.8%
Unencumbered Asset Test (Public)	Greater than 150%	254.8%	253.0%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments + preferred dividends))	Greater than 1.5x	3.0x	2.8x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$112,492	$162,109
Gain on Sale of Real Estate	(23,945)	(74,883)
Ground Rent	264	295
Other Non-Recurring Items	—	1,329
Recurring EBITDA	$88,811	$88,850

Net Debt (less cash & equivalents)	$1,900,729	$1,914,999
Net Debt to Adjusted EBITDA (annualized)	5.35x	5.39x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa2
Outlook	Stable	Positive

Weingarten Realty Investors
Guidance

2015 Guidance

Recurring FFO Per Diluted Share	$2.12 - $2.17

Reported FFO Per Diluted Share	$2.07 - $2.12

Portfolio Activity ($ in millions)
Acquisitions	$200 - $250

New Development	$50 - $100

Dispositions	$125 - $175

Operating Information
Same Property Net Operating Income	+2.5% to +3.5%

Investment Activity

Weingarten Realty Investors
Capital Expenditures/Redevelopment
(at pro rata share)
(in thousands)

Capital Summary

	Three Months Ended March 31, 2015	Twelve Months Ended 12/31/2014
Acquisitions	$92,100	$43,832
New Development	6,674	41,635
Building and Site Improvements	1,569	15,784
Tenant Finish	4,275	23,710
Redevelopment	4,898	18,531
External Leasing Commissions	963	3,384
Capital Expenditures	$110,479	$146,876

Note:
Internal Leasing Fees are approximately $2.3 million for the three months ended March 31, 2015 and $12.1 million for the twelve months ended December 31, 2014, respectively.

Redevelopment
				2015
				Net Cost	Net Costs	Total Estimated
		2015	WRI	Year-To-	Inception-	Investment		Project
	Center Name	SSNOI	Own %	Date	To-Date	WRI Costs	Gross Costs	Description

Active Projects
1	Riverpoint at Sheridan	N	100%	$1,290	$8,235	$13,454	$13,454	Construct Sportsman's Warehouse, Conn's and shops totaling 8,600 SF on land previously classified as land held for development
2	Decatur 215	N	100%	558	3,311	12,904	12,904	Construct Hobby Lobby, two Jr. Anchors totaling 35,000 SF and 23,000 SF of shops and restaurants (including Chipotle) on land previously classified as land held for development
3	Brookwood Square Shopping Center	N	100%	1,801	7,108	9,188	9,188	Redevelopment to include LA Fitness and 14,000 SF of shop space
4	Westchase	N	100%	38	350	8,735	8,735	Redevelopment of vacant grocer with Whole Foods and Jr. Anchor
5	Humblewood Center	N	100%	—	4	5,636	5,636	Redevelopment of vacant grocer and relocation of Conn's
6	Shoppes at Memorial Villages	N	100%	607	2,616	3,195	3,195	Redevelopment to construct 33,000 SF multi-tenant building
7	Rock Prairie Marketplace	N	100%	65	152	2,241	2,241	New construction of a 5,000 SF Valero gas station on land previously classified as land held for development
8	Horne Street Market	N	100%	128	150	2,064	2,064	New construction of 10,200 SF multi-tenant building
9	Westhill Village Shopping Center	Y	100%	205	269	1,273	1,273	New construction of 6,700 SF multi-tenant building
10	Northbrook Center	Y	100%	3	44	713	713	New construction of free standing building with Starbucks

	Total Active Redevelopments (1)			$4,696	$22,238	$59,403	$59,403	85% of total investment estimated to be spent in next 12 months, with balance in next 24 months

Potential Projects						6,000		4 near-term potential projects
	Total Redevelopment Pipeline (2)					$65,403

Completed Projects
	Prospectors Plaza	Y	100%	$—	$4,707	$5,033	$5,033	Expansion of shopping center to create a new 25,000 SF box for Ross
	Seminole Town Center	Y	100%	63	1,487	1,583	1,583	New construction of 8,500 SF multi-tenant building including Chipotle
	Independence Plaza	Y	100%	109	1,428	1,723	1,723	New construction of 12,100 SF building including Rack Room and OshKosh/Carter's
	Argyle Village Shopping Center	Y	100%	30	417	462	462	New construction of 3,000 SF shop space
	Total Completed 2015 Redevelopments			$202	$8,039	$8,801	$8,801

	(1) Active projects are expected to generate returns of 10-15% upon completion.
	(2) In addition to the active and potential projects, we have identified numerous long-term projects for potential redevelopment.

	Note:
	WRI defines redevelopment as projects in which additional GLA is added either through new construction or expansion of an existing space or incremental investment is over $5 million.

Weingarten Realty Investors
New Development Properties
As of March 31, 2015
(at pro rata share)
(in thousands, except percentages)

						Total Square Feet of Building Area		Percent Leased		Pro Rata Spent Year-To-Date	Pro Rata Spent Inception-To-Date	Total Estimated Investment (2)			Completions ($) Year-To-Date
	Center Name	Location	Anchors	WRI Own %		Gross (1)	Net	Net @ 100%	Gross			WRI Costs	Gross Costs	Est. Final ROI %

1	Hilltop Village Center	Alexandria, VA	Wegmans	100.0%	(3)	249	249	97.4%	97.4%	$2,910	$55,886	$65,449	$65,449
2	Nottingham Commons	White Marsh, MD	Meritt Athletic Club (OBO), Petco, MOM's Organic Market	100.0%		176	136	52.9%	63.6%	350	23,011	44,957	44,957
3	The Whittaker (4)	Seattle, WA	Whole Foods	100.0%		63	63	65.8%	65.8%	116	234	29,105	29,105
4	Wake Forest Crossing II	Wake Forest, NC	Kohl's (OBO), TJ Maxx, Michaels, Ross, Petco	100.0%		202	108	91.6%	95.5%	3,298	10,382	16,379	16,379
	Total 4 Properties Under Development					690	556	81.8%	85.3%	$6,674	$89,512	$155,890	$155,890	7.8%	$—

						Spent Inception to Date (from above)						$89,513	$89,513
						Additional Capital Needed to Complete						71,865	71,865
						Reimbursement of Future Property Sales						(5,488)	(5,488)
						Total Estimated Investment Under Development						$155,900	$155,900	7.8%

	QTR Completed	YTD Completed	2Q'15E	3Q'15E	4Q'15E	1Q'16E	2Q'16E	Remaining Balance

Completion ($)	$0	$0	$4,600 - $6,600	$22,200 - $25,200	$11,500 - $16,500	$5,000 - $10,000	$22,000 - $27,000	$30,900 - $35,900
Weighted Return (%)	0.0%	0.0%	8.2% - 8.5%	8.3% - 8.8%	8.0% - 8.5%	7.8% - 8.3%	7.7% - 8.2%	7.0% - 7.5%
Net Operating Income (Annualized)	$0	$0	$0 - $1,000	$1,835 - $2,210	$1,000 - $1,410	$0 - $1,000	$1,700 - $2,200	$2,200 - $2,695

(1)
Total gross building area reflects the entire shopping center under development. Includes square footage for any ownership by our partners, buildings owned by others and only the retail area of mixed use projects.

(2)	Net of anticipated proceeds from land sales.

(3)	Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.

(4)	WRI has committed to purchase the retail portion of a development project in West Seattle contingent on the satisfaction of the developer's delivery obligations.

Weingarten Realty Investors
Land Held for Development
As of March 31, 2015
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	37.5
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Decatur at 215, Las Vegas, NV	100.0%	7.6
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	13.3
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	12.6
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Southern Ave. & Signal Butte Rd., Mesa, AZ	100.0%	1.5
SEC Poplar Ave. at I-240, Memphis, TN	100.0%	1.2
Total New Development Phased Projects		174.6	$38,740	$37,253
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
Shary Road and US Hwy. 83, Mission, TX	50.0%	34.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Hwy. 50) and Crabtree Valley Ave., Raleigh, NC	100.0%	2.7
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	9.0
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Young Pines and Curry Ford Rd., Orlando, FL	100.0%	1.9
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	30.7
Total Raw Land		405.9	$70,798	$50,998

Total Land Held For Development Properties		580.5	$109,537	$88,251

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $88.3 million of total investment at 100%, $67.7 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended March 31, 2015
(at pro rata share)
(in thousands)

Center	City/State	Sq. Ft. at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap

Dispositions
1st Quarter
Markham Square	Little Rock, AR	127	01/06/15
Southgate Shopping Center	Lake Charles, LA	168	01/16/15
Western Plaza*	Fenton, MO	57	02/13/15
Lake Pointe Market	Rowlett, TX	41	03/25/15

Total Dispositions				$35,600	8.03%

			Date	Purchase
			Acquired	Price	Yield (1)

Acquisitions
1st Quarter
Baybrook Gateway	Houston, TX	237	02/04/15
Cambrian Park Plaza	San Jose, CA	171	02/27/15

Total Acquisitions				$92,100	4.05%

(1) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
* Unconsolidated real estate joint venture activity

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	March 31, 2015	1st Quarter Weighted Average Rate (1)	December 31, 2014	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$555,492	5.97%	$577,862	6.03%
3.5% Notes due 2023	298,831	3.50%	298,800	3.50%
3.375% Notes due 2022	299,098	3.38%	299,072	3.38%
4.45% Notes due 2024	249,081	4.45%	249,059	4.45%
Term Loan (2)	200,000	2.64%	—
Unsecured Notes Payable (MTN)	141,290	5.92%	231,290	5.84%
Revolving Credit Agreements (3)	104,000	0.91%	189,000	0.76%
Obligations under Capital Leases	21,000	7.88%	21,000	7.88%
Subtotal Consolidated Debt	1,868,792	4.28%	1,866,083	4.38%
Debt Service Guarantee Liability (4)	72,105		72,105
Total Consolidated Debt - As Reported	1,940,897	4.28%	1,938,188	4.38%
Less: Noncontrolling Interests and Other Adjustments	(79,305)		(79,592)
Plus: WRI Share of Unconsolidated Joint Ventures	153,656		155,517
Total Debt - Pro rata Share	$2,015,248	4.24%	$2,014,113	4.37%

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)
As of March 31, 2015
Fixed-rate debt	$1,788,290	4.65%	88.7%	6.67
Variable-rate debt	226,958	1.86%	11.3%	1.67
Total	$2,015,248	4.24%	100.0%	6.10

As of December 31, 2014
Fixed-rate debt	$1,700,603	4.83%	84.4%
Variable-rate debt	313,510	1.80%	15.6%
Total	$2,014,113	4.37%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of March 31, 2015
Secured Debt	$646,898	5.73%	32.1%	4.11
Unsecured Debt	1,368,350	3.47%	67.9%	7.05
Total	$2,015,248	4.24%	100.0%	6.10

As of December 31, 2014
Secured Debt	$670,896	5.90%	33.3%
Unsecured Debt	1,343,217	3.54%	66.7%
Total	$2,014,113	4.37%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 3/31/15	4.28%	4.24%
Three months ended 12/31/14	4.38%	4.37%
Twelve months ended 12/31/14	4.55%	4.54%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Term loan is floating rate LIBOR + 115 bps swapped to fixed rate. Weighted average interest rate reflects the fixed rate.

(3)	Weighted average revolving interest rate excludes the effect of the facility fee of 20 basis points on the total commitment in arrears.
The weighted average revolving interest rate with the facility fee is 1.52% and 1.32% for the first quarter 2015 and the fourth quarter 2014, respectively.
The March 31, 2015 balance does not reflect funds of $25.9 million held by a qualified intermediary for the purchase of replacement property.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of March 31, 2015
(in thousands, except percentages)

	As Reported		Pro rata Share
	Maturities	Weighted Average Rate (2)	Maturities	Weighted Average Rate (2)	Floating Rate	Fixed Rate	Secured	Unsecured
2015	$114,054	5.94%	$88,588	5.57%	$11,396	$77,192	$88,588	$—
2016	169,043	5.81%	202,769	5.65%	36,667	166,102	127,769	75,000
2017	141,225	6.20%	166,534	5.96%	3,638	162,896	141,534	25,000
2018	61,567	5.67%	25,692	5.74%		25,692	16,122	9,570
2019	55,236	5.38%	58,864	5.23%		58,864	58,864
2020	236,725	2.93%	292,311	3.26%	200,000	92,311	92,311	200,000
2021	3,687	4.11%	11,844	4.28%		11,844	11,844
2022	306,266	3.39%	307,182	3.39%		307,182	7,182	300,000
2023	303,430	3.50%	304,398	3.51%		304,398	4,398	300,000
2024	253,589	4.44%	254,611	4.44%		254,611	4,611	250,000
Thereafter	93,864	5.32%	97,137	5.54%		97,137	65,417	31,720
Subtotal	1,738,686		1,809,930		251,701	1,558,229	618,640	1,191,290

Revolving Credit Agreements	104,000	0.91%	104,000	0.91%	104,000			104,000
Other (1)	98,211		101,318		6,356	94,962	28,258	73,060
Swap Maturities:
2017					64,901	(64,901)
2020					(200,000)	200,000
Total	$1,940,897	4.28%	$2,015,248	4.24%	$226,958	$1,788,290	$646,898	$1,368,350

(1)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at 100%
(in thousands)

	Three Months Ended March 31,
Condensed Statements of Income	2015	2014

Revenues:
Base minimum rent, net	$27,861	$28,396
Straight line rent	318	167
Over/Under-market rentals, net	177	215
Percentage rent	144	147
Tenant reimbursements	8,191	8,426
Other income	427	417
Total	37,118	37,768

Expenses:
Depreciation and amortization	9,380	9,917
Interest, net	4,417	5,912
Operating	6,465	6,816
Real estate taxes, net	4,532	4,880
General and administrative	202	106
Provision for income taxes	68	67
Total	25,064	27,698

Gain on dispositions	1,128	96

Net income	$13,182	$10,166

Condensed Balance Sheets
	March 31, 2015	December 31, 2014
ASSETS

Property	$1,331,214	$1,331,445
Accumulated depreciation	(286,376)	(279,067)
Property, net	1,044,838	1,052,378

Other assets, net	127,130	126,890

Total	$1,171,968	$1,179,268
LIABILITIES AND EQUITY

Debt, net	$376,927	$380,816
Amounts payable to Weingarten Realty Investors and Affiliates	12,871	13,749
Other liabilities, net	26,119	26,226
Total	415,917	420,791

Equity	756,051	758,477

Total	$1,171,968	$1,179,268

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at Pro rata Share
(in thousands)

	Three Months Ended March 31,
Condensed Statements of Income	2015	2014
Revenues:
Base minimum rent, net	$10,385	$10,481
Straight line rent	81	102
Over/Under-market rentals, net	40	49
Percentage rent	46	43
Tenant reimbursements	3,056	3,127
Other income	185	183
Total	13,793	13,985

Expenses:
Depreciation and amortization	3,510	3,700
Interest, net	1,872	2,255
Operating	2,345	2,483
Real estate taxes, net	1,725	1,880
General and administrative	59	29
Provision for income taxes	32	31
Total	9,543	10,378

Gain on dispositions	562	9

Net income	$4,812	$3,616

Condensed Balance Sheets
	March 31, 2015	December 31, 2014
ASSETS

Property	$460,164	$460,511
Accumulated depreciation	(106,908)	(104,338)
Property, net	353,256	356,173
Notes receivable from real estate joint ventures and partnerships	4,841	4,900
Unamortized debt and lease costs, net	16,926	17,329
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $225 in 2015 and $270 in 2014)	12,545	13,376
Cash and cash equivalents	14,490	13,937
Restricted deposits and mortgage escrows	328	329
Notes receivable and mortgage bonds, net	18	23
Out-of-market rentals, net	1,128	1,185
Other assets, net	1,974	1,837
Total	$405,506	$409,089

LIABILITIES AND EQUITY

Debt, net	$154,350	$156,243
Amounts payable to Weingarten Realty Investors and Affiliates	5,643	5,893
Accounts payable and accrued expenses	5,524	6,234
Deferred revenue	1,276	847
Out-of-market rentals, net	2,529	2,627
Interest rate derivative	86	92
Other liabilities, net	541	545
Total	169,949	172,481

Equity	235,557	236,608

Total	$405,506	$409,089
Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
March 31, 2015
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	4	823	$202,241	$—	20.0%	$—	$40,146	$374
Perlmutter SRP, LLC	6	523	84,912	68,435	25.0%	17,109	3,050	31
Collins	8	1,160	130,538	22,882	50.0%	11,441	48,312	902
AEW - Institutional Client	5	434	105,339	13,731	20.0%	2,746	18,002	260
BIT Retail	3	715	149,345	—	20.0%	—	29,021	293
Jamestown	6	1,337	141,677	80,023	20.0%	16,005	11,570	540
Fidelis Realty Partners	1	491	135,617	80,650	57.8%	46,575	30,813	571
Sleiman Enterprises	2	170	18,740	13,667	50.0%	6,834	2,951	91
Bouwinvest	1	163	43,109	—	51.0%	—	21,449	223

Other	10	2,337	160,448	97,539	55.0%	53,641	50,576	2,088

Total	46	8,151	$1,171,968	$376,927	37.5%	$154,350	$255,890	$5,372

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of March 31, 2015
(in thousands, except number of properties, percentages and term)

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Perlmutter SRP, LLC	5	$68,435	5.7%	1.2
Collins	2	22,882	6.0%	9.9
AEW - Institutional Client	1	13,731	5.0%	0.2
Jamestown	6	80,023	2.7%	1.0
Fidelis Realty Partners	1	80,650	4.0%	5.6
Sleiman Enterprises	2	13,667	5.0%	6.2
Other	4	96,473	5.6%	3.8

Total	21	$375,861	4.6%	3.1

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (1)(2)	Weighted Average Rate	Maturities (1)(2)	Weighted Average Rate

2015	$73,726	3.9%	$16,130	4.1%
2016	110,939	4.6%	34,449	4.5%
2017	56,810	5.0%	26,076	5.0%
2018	6,253	4.9%	3,450	4.9%
2019	6,576	4.9%	3,628	4.9%
2020	93,148	4.8%	55,586	4.8%
2021	16,049	5.3%	8,157	5.3%
2022	1,833	5.9%	916	5.9%
2023	1,936	5.9%	968	5.9%
2024	2,046	6.1%	1,023	6.1%
Thereafter	6,545	6.3%	3,273	6.3%
Total	$375,861		$153,656

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate with the exception of four Jamestown mortgages and one Other mortgage, which are variable rate ($55.0 million and $25.0 million, respectively at 100%) and mature in 2015 and 2016, respectively.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of March 31, 2015
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	The Kroger Co.	BBB/Baa2	29	$13,217	3.18%	1,575	5.65%
2	T.J.X. Companies, Inc.	A+/A3	40	9,858	2.37%	970	3.48%
3	Ross Stores, Inc.	A-/A3	35	8,540	2.06%	743	2.67%
4	Albertson's	N/A/N/A	21	7,164	1.73%	942	3.38%
5	H-E-B	N/A/N/A	8	6,735	1.62%	539	1.93%
6	Petsmart, Inc.	B+/N/A	20	6,367	1.53%	401	1.44%
7	Home Depot, Inc.	A/A2	5	5,854	1.41%	541	1.94%
8	Bed Bath & Beyond, Inc.	A-/Baa1	22	5,543	1.34%	492	1.77%
9	Office Depot, Inc.	B-/B2	25	5,454	1.31%	458	1.65%
10	Best Buy, Inc.	BB/Baa2	10	4,828	1.16%	290	1.04%
11	Whole Foods Market, Inc.	BBB-/N/A	7	4,270	1.03%	261	0.94%
12	The Sports Authority	N/A/N/A	7	4,103	0.99%	270	0.97%
13	Dollar Tree Stores, Inc.	BB/Ba2	39	3,927	0.95%	373	1.34%
14	24 Hour Fitness Inc.	B/N/A	7	3,754	0.90%	171	0.62%
15	Petco Animal Supplies, Inc.	B/B3	19	3,543	0.85%	210	0.75%
16	Gap, Inc.	BBB-/Baa3	12	3,029	0.73%	174	0.62%
17	Walmart Stores, Inc.	AA/Aa2	6	3,004	0.72%	453	1.63%
18	Barnes & Noble Inc.	N/A/N/A	7	2,642	0.64%	165	0.59%
19	Hobby Lobby Stores, Inc.	N/A/N/A	5	2,531	0.61%	305	1.09%
20	Raley's	N/A/N/A	6	2,526	0.61%	332	1.19%
21	Starbucks Corporation	A-/A3	42	2,442	0.59%	66	0.24%
22	Stein Mart, Inc.	N/A/N/A	11	2,388	0.58%	305	1.09%
23	JPMorgan Chase Bank	A/A3	23	2,295	0.55%	81	0.29%
24	Subway (3)	N/A/N/A	73	2,290	0.55%	80	0.29%
25	Rite Aid	B/B2	10	2,242	0.54%	174	0.62%

	Grand Total		489	$118,544	28.55%	10,371	37.23%

(1)	Tenant Names:	DBA Names:
	The Kroger Co.	Kroger (13), Harris Teeter (7), Smith's Food (1), Ralph's (2), Fry's Food (3), King Soopers (2), Food 4 Less (1)
	T.J.X. Companies, Inc.	T.J. Maxx (14), Marshalls (19), Home Goods (7)
	Ross Stores, Inc.	Ross Dress for Less (33), dd's Discounts (2)
	Albertson's	Albertson's (5), Randall's (5), Safeway (7), Von's (3), United Supermarket (1)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (13), Cost Plus (7), buybuy BABY (2)
	Office Depot, Inc.	Office Depot (16), Office Max (9)
	Dollar Tree Stores, Inc.	Dollar Tree (38), Greenbacks (1), Deal$ (1)
	Gap, Inc.	Gap (2), Old Navy (10)
	Walmart Stores, Inc.	Walmart (3), Walmart Neighborhood (3)
	Raley's	Raley's (5), Bel Air Markets (1)
(2)	Target owns and occupies 24 units not included above.
(3)	Includes franchised locations.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended March 31, 2015				216	1,206	$14.13	$12.97	$2.91	8.9%
	Quarter Ended December 31, 2014				240	816	15.79	14.20	2.07	11.2%
	Quarter Ended September 30, 2014				234	834	17.37	15.38	10.38	12.9%
	Quarter Ended June 30, 2014				234	707	17.33	15.84	4.41	9.4%
	Rolling 12 months				924	3,563	$15.90	$14.39	$4.76	10.5%

	New Leases
	Quarter Ended March 31, 2015				49	142	$18.84	$17.26	$24.69	9.2%	6.9
	Quarter Ended December 31, 2014				54	134	19.46	17.63	12.33	10.4%	6.3
	Quarter Ended September 30, 2014				67	276	17.61	14.64	31.27	20.3%	9.0
	Quarter Ended June 30, 2014				54	163	18.97	17.11	19.07	10.9%	8.1
	Rolling 12 months				224	715	$18.51	$16.28	$23.63	13.7%	7.8

	Renewals
	Quarter Ended March 31, 2015				167	1,064	$13.50	$12.40	$—	8.9%
	Quarter Ended December 31, 2014				186	682	15.07	13.53	0.06	11.4%
	Quarter Ended September 30, 2014				167	558	17.25	15.75	0.05	9.5%
	Quarter Ended June 30, 2014				180	544	16.84	15.47	0.02	8.9%
	Rolling 12 months				700	2,848	$15.25	$13.91	$0.03	9.6%

	Comparable & Non-Comparable:
	Quarter Ended March 31, 2015				271	1,388
	Quarter Ended December 31, 2014				283	978
	Quarter Ended September 30, 2014				293	1,073
	Quarter Ended June 30, 2014				278	840
	Rolling 12 months				1,125	4,279

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	—	0%	$—	0%	164	2%	$21.51	2%	164	1%	$21.51	1%
2015	594	4%	8.57	3%	950	11%	22.62	10%	1,544	6%	17.22	7%
2016	2,136	13%	10.51	12%	1,681	19%	23.27	18%	3,817	15%	16.13	15%
2017	2,036	12%	12.19	13%	1,494	17%	23.96	17%	3,530	14%	17.17	15%
2018	2,189	13%	10.91	13%	1,266	14%	25.06	15%	3,456	14%	16.09	14%
2019	2,110	13%	10.45	12%	1,117	13%	25.74	13%	3,227	13%	15.74	13%
2020 - 2025	5,735	34%	11.83	36%	1,963	22%	25.04	23%	7,698	30%	15.20	29%

Assumes Exercise of all Renewal Options (4)

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	—	0%	$—	0%	164	2%	$21.52	1%	164	1%	$21.52	1%
2015	119	1%	9.00	0%	651	7%	22.15	6%	770	3%	20.12	3%
2016	523	3%	11.84	3%	941	11%	24.00	9%	1,465	6%	19.66	6%
2017	165	1%	13.81	1%	856	10%	23.89	9%	1,022	4%	22.26	5%
2018	378	2%	12.67	2%	638	7%	26.52	7%	1,016	4%	21.37	5%
2019	197	1%	10.06	1%	661	8%	25.47	7%	858	3%	21.93	4%
2020 - 2025	2,220	13%	12.56	12%	2,467	28%	26.47	27%	4,688	18%	19.88	20%

(1)	Reflects in-place leases as of March 31, 2015.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

(4)	Revenue for leases with future option rent based on fair market value or CPI is reported as of the last year in the current lease term.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Signed Basis
Anchor (1)	98.7%	98.9%	98.5%	98.6%	98.3%
Non-Anchor	90.3%	89.8%	89.1%	88.6%	88.3%
Total Retail	95.6%	95.5%	95.0%	94.9%	94.6%
Other	87.4%	87.1%	87.0%	86.7%	84.8%
Total Signed	95.5%	95.4%	94.9%	94.8%	94.5%

Commenced Basis
Anchor (1)	97.5%	97.3%	96.3%	97.5%	97.3%
Non-Anchor	87.8%	87.6%	86.0%	85.2%	85.6%
Total Retail	93.9%	93.7%	92.5%	92.9%	92.9%
Other	87.4%	87.1%	85.7%	86.2%	84.8%
Total Commenced	93.9%	93.7%	92.4%	92.8%	92.8%

Same Property (2)
Signed Basis	96.4%	96.2%	96.1%	95.9%	96.4%
Commenced Basis	95.1%	94.9%	94.4%	94.1%	93.9%

Average Base Rents (3)

	Quarter Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Commenced Basis
Anchor (1)	$11.98	$11.85	$11.72	$11.61	$11.53
Non-Anchor	24.29	24.00	23.43	23.33	23.17
Total	$16.45	$16.24	$15.95	$15.84	$15.75

Same Property Net Operating Income Growth (4)

	Three Months Ended March 31,
	2015	2014	% Change
Revenue
Minimum Rent	$95,135	$91,808	3.6%
Bad Debt (net of recoveries)	(109)	156	-169.9%
Percentage Rent	584	648	-9.9%
Tenant Reimbursements	25,638	23,913	7.2%
Other	797	899	-11.3%
	122,045	117,424	3.9%
Expenses
Property Operating Expenses	19,118	18,770	1.9%
Real Estate Taxes	14,027	13,340	5.2%
	33,145	32,110	3.2%
Net Operating Income (5)	$88,900	$85,314	4.2%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Same Property NOI excluding redevelopment properties is 3.9%. Refer to Page 11 for current list of redevelopment properties.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(at pro rata share)
(in thousands, except percentages)

	Three Months Ended March 31,				Twelve Months Ended December 31,
	2015	%	2014	%	2014	%	2013	%	2012	%	2011	%
West Region
California	$16,470	17.4%	$16,693	17.3%	$66,510	17.2%	$63,885	16.7%	$59,163	15.0%	$53,618	13.2%
Washington	779	0.8%	671	0.7%	2,925	0.8%	2,547	0.7%	2,048	0.5%	1,978	0.5%
Oregon	404	0.4%	374	0.4%	1,513	0.4%	1,565	0.4%	1,528	0.4%	1,349	0.3%
Total West Region	17,654	18.6%	17,739	18.4%	70,948	18.4%	67,997	17.8%	62,738	15.9%	56,945	14.0%
Mountain Region
Arizona	$7,703	8.2%	$6,650	6.9%	$28,804	7.5%	$27,079	7.1%	$26,032	6.6%	$25,450	6.3%
Nevada	7,581	8.0%	7,463	7.7%	30,238	7.8%	28,334	7.4%	30,094	7.6%	30,525	7.5%
Colorado	3,429	3.6%	3,036	3.1%	12,519	3.2%	11,393	3.0%	13,778	3.5%	12,485	3.1%
New Mexico	822	0.9%	733	0.8%	3,033	0.8%	4,500	1.2%	4,622	1.2%	4,993	1.2%
Utah	677	0.7%	716	0.7%	2,808	0.7%	3,458	0.9%	3,556	0.9%	3,494	0.9%
Total Mountain Region	20,211	21.4%	18,597	19.2%	77,401	20.0%	74,764	19.6%	78,082	19.8%	76,947	19.0%
Central Region
Texas	$26,057	27.7%	$27,146	28.2%	$109,843	28.4%	$105,849	27.6%	$116,645	29.5%	$129,540	32.0%
Arkansas	601	0.6%	841	0.9%	3,132	0.8%	3,266	0.9%	3,089	0.8%	3,106	0.8%
Louisiana	313	0.3%	1,674	1.7%	5,152	1.4%	10,387	2.7%	9,185	2.3%	8,272	2.0%
Oklahoma	132	0.1%	167	0.2%	632	0.2%	682	0.2%	921	0.2%	1,083	0.3%
Missouri	11	0.0%	284	0.3%	1,071	0.3%	1,123	0.3%	852	0.2%	1,061	0.3%
Illinois	—	0.0%	—	0.0%	—	0.0%	—	0.0%	2,464	0.6%	2,556	0.6%
Kansas	—	0.0%	—	0.0%	—	0.0%	—	0.0%	474	0.1%	1,181	0.3%
Total Central Region	27,113	28.7%	30,112	31.3%	119,830	31.1%	121,307	31.7%	133,629	33.7%	146,799	36.3%
Mid-Atlantic Region
North Carolina	$5,064	5.4%	$5,617	5.8%	$20,602	5.3%	$23,123	6.0%	$25,074	6.3%	$25,656	6.3%
Georgia	4,990	5.3%	5,056	5.2%	19,080	4.9%	20,340	5.3%	19,767	5.0%	19,845	4.9%
Tennessee	2,115	2.2%	2,001	2.1%	8,152	2.1%	6,903	1.8%	7,770	2.0%	7,491	1.8%
Kentucky	1,849	2.0%	1,784	1.8%	7,554	2.0%	7,324	1.9%	7,050	1.8%	6,890	1.7%
Maryland	1,139	1.2%	867	0.9%	4,025	1.0%	2,965	0.8%	1,063	0.3%	—	0.0%
Virginia	335	0.4%	—	0.0%	334	0.1%	—	0.0%	1,805	0.5%	3,551	0.9%
South Carolina	80	0.1%	72	0.1%	277	0.1%	273	0.1%	265	0.1%	268	0.1%
Maine	—	0.0%	—	0.0%	—	0.0%	—	0.0%	40	0.0%	214	0.1%
Total Mid-Atlantic Region	15,572	16.6%	15,398	15.9%	60,023	15.5%	60,927	15.9%	62,833	16.0%	63,915	15.8%
Southeast Region
Florida	$13,933	14.7%	$14,704	15.2%	$58,029	15.0%	$57,443	15.0%	$57,620	14.6%	$60,361	14.9%
Total Southeast Region	13,933	14.7%	14,704	15.2%	58,029	15.0%	57,443	15.0%	57,620	14.6%	60,361	14.9%
Total Net Operating Income	$94,483	100.0%	$96,551	100.0%	$386,231	100.0%	$382,438	100.0%	$394,902	100.0%	$404,967	100.0%

(1) The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 15% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of March 31, 2015

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	23	2,361,328	—	1,521,314	3,882,642
Arkansas	2	231,126	—	—	231,126
California	27	4,074,183	52,614	977,435	5,104,232
Colorado	9	999,003	536,139	1,210,338	2,745,481
Florida	35	4,058,126	2,166,403	1,281,138	7,505,667
Georgia	14	1,639,666	137,071	897,264	2,674,001
Kentucky	4	634,305	—	127,614	761,919
Louisiana	2	244,342	107,974	9,200	361,516
Maryland	2	83,050	—	—	83,050
Nevada	12	2,226,253	—	1,591,626	3,817,879
New Mexico	2	229,672	—	27,330	257,002
North Carolina	16	1,787,697	72,116	790,167	2,649,980
Oklahoma	1	128,231	—	—	128,231
Oregon	3	119,871	90,777	66,276	276,924
South Carolina	1	21,674	65,020	—	86,694
Tennessee	5	694,005	—	154,340	848,345
Texas	68	7,692,222	2,535,449	2,464,443	12,692,116
Utah	3	299,556	—	171,650	471,206
Virginia	1	130,876	—	—	130,876
Washington	5	202,372	295,905	65,346	563,623
Total	235	27,857,558	6,059,468	11,355,481	45,272,510

Footnotes for detail property listing:
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of March 31, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	395,477	13.22	80.3%		(Target), (Kohl's), PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	100.0%		Weingarten Realty Regional Office, Endurance Rehab
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ		100.0%		29,834	194,309	24.48	100.0%		(Sports Authority), (Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	13.04	96.6%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.57	96.9%	Fry’s Supermarket	Office Max
Desert Village	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	21.83	95.8%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.19	94.9%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	27.96	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	23.96	93.3%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	18.37	100.0%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	14.90	99.3%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	25.86	96.7%	Whole Foods
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ		100.0%		66,592	71,975	15.20	73.7%		Smart & Final
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,213	199,013	14.93	93.3%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,006	155,006	16.54	94.5%	Safeway	CVS
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	17.64	96.0%	Sprouts Farmers Market
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.32	95.4%		Hobby Lobby, Dollar Tree
Valley Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		146,226	154,588	11.65	94.7%	US Foods	Ross Dress for Less
Entrada de Oro	Tucson, AZ		100.0%		88,665	109,075	18.01	97.7%	Walmart Neighborhood Market
Madera Village	Tucson, AZ		100.0%		96,697	106,858	12.32	99.0%	Safeway	Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	17.91	99.2%	Sprouts Farmers Market	Kohl's, Home Goods
Oracle Wetmore	Tucson, AZ		100.0%		150,109	343,237	24.51	94.2%		(Home Depot), Jo Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	16.39	77.0%		(CVS Drug)
Arizona Total:	# of Properties:	23			2,361,328	3,882,642	16.57	94.5%
Arkansas
Markham West	Little Rock-N. Little Rock, AR		100.0%		178,500	178,500	10.42	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Westgate	Little Rock-N. Little Rock, AR		100.0%		52,626	52,626	11.49	99.5%		Stein Mart
Arkansas Total:	# of Properties:	2			231,126	231,126	10.67	99.9%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach et al, CA		100.0%		171,551	171,551	40.15	95.7%	Trader Joe's	Crunch, Sundance Cinemas, CB2
Buena Vista Marketplace	Los Angeles-Long Beach et al, CA		100.0%		90,805	90,805	23.35	95.6%	Ralph's	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach et al, CA		100.0%		75,486	75,486	13.88	100.0%	Superior Grocers	Dollar Tree
Westminster Center	Los Angeles-Long Beach et al, CA		100.0%		417,567	440,437	18.37	97.4%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness
Hallmark Town Center	Madera, CA		100.0%		85,066	98,359	13.41	96.4%	Food 4 Less

Weingarten Realty Investors
Property Listing
As of March 31, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Marshalls Plaza	Modesto, CA		100.0%		78,752	85,952	15.43	90.3%		Marshalls, Dress Barn, Guitar Center
Chino Hills Marketplace	Riverside et al, CA		100.0%		310,920	310,920	20.70	91.6%	Von’s	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside et al, CA		100.0%		208,656	307,826	19.15	97.3%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Phase III	Riverside et al, CA		100.0%		184,809	194,342	20.96	96.4%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside et al, CA		100.0%		124,431	258,734	16.70	99.2%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside et al, CA		67.0%	(1)(3)	106,821	434,450	23.27	72.0%	(Super Target)	(Kohl's)
Discovery Plaza	Sacramento-Arden et al, CA		100.0%		93,398	93,398	17.13	96.1%	Bel Air Market
Prospectors Plaza	Sacramento-Arden et al, CA		100.0%		243,907	252,521	19.62	97.2%	SaveMart	Kmart, CVS, Ross
Summerhill Plaza	Sacramento-Arden et al, CA		100.0%		128,835	128,835	11.74	93.8%	Raley’s	Dollar Tree
Valley	Sacramento-Arden et al, CA		100.0%		98,240	107,005	18.96	91.4%	Raley's
El Camino Promenade	San Diego-Carlsbad et al, CA		100.0%		129,676	129,676	24.17	95.7%		T.J. Maxx, Staples, Dollar Tree
Rancho San Marcos Village	San Diego-Carlsbad et al, CA		100.0%		120,368	134,628	19.55	95.5%	Von’s	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad et al, CA		100.0%		35,880	81,086	32.88	90.1%	(Albertsons)
580 Market Place	San Francisco-Oakland et al, CA		100.0%		100,097	100,097	29.72	100.0%	Safeway	24 Hour Fitness, Petco
Fremont Gateway Plaza	San Francisco-Oakland et al, CA		100.0%		194,601	368,701	23.30	99.2%	Raley’s	24 Hour Fitness, (Walgreens)
Greenhouse Marketplace	San Francisco-Oakland et al, CA		100.0%		146,658	236,427	20.67	94.6%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Cambrian Park Plaza	San Jose-Sunnyvale et al, CA		100.0%		170,883	170,883	14.71	96.9%		Beverages & More, Dollar Tree, Cambrian Bowl
Silver Creek Plaza	San Jose-Sunnyvale et al, CA		100.0%		132,925	202,820	24.46	100.0%	Safeway	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	15.06	100.0%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa-Petaluma, CA		100.0%		194,569	200,011	14.48	95.9%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		115,991	115,991	19.91	93.5%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,426	162,426	19.47	99.2%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	27			4,074,183	5,104,232	20.21	95.7%
Colorado
Aurora City Place	Denver-Aurora, CO		50.0%	(1)(3)	180,478	542,956	15.87	95.8%	(Super Target)	Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek	Denver-Aurora, CO		100.0%		78,148	272,658	25.95	100.0%	(Super Target)	Sports Authority, PetSmart
CityCenter Englewood	Denver-Aurora, CO		51.0%	(1)(3)	136,846	358,326	16.00	89.4%		(Walmart), Ross Dress for Less, Petco, Office Depot, Bally Total Fitness
Crossing at Stonegate	Denver-Aurora, CO		51.0%	(1)(3)	55,632	109,082	16.09	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora, CO		100.0%		144,553	270,548	10.98	96.9%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch Towne Center	Denver-Aurora, CO		50.0%	(1)(3)	28,440	114,881	21.41	100.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora, CO		50.0%	(1)(3)	38,349	129,398	26.39	93.7%	(Albertsons)
River Point at Sheridan	Denver-Aurora, CO		100.0%		228,372	561,505	14.68	95.3%		(Target), (Costco), Regal Cinema, Michaels, Conn's
Thorncreek Crossing	Denver-Aurora, CO		51.0%	(1)(3)	108,185	386,127	16.79	100.0%	Sprouts Farmers Market, (Super Target)	Barnes & Noble, Cost Plus, Michaels, OfficeMax, Dollar Tree
Colorado Total:	# of Properties:	9			999,003	2,745,481	16.59	96.0%
Florida
Argyle Village	Jacksonville, FL		100.0%		306,505	306,505	10.95	97.8%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	42,284	180,578	13.31	100.0%	(Walmart Supercenter)	T.J. Maxx, Dollar Tree, Shoe Carnival, (Kohl's)

Weingarten Realty Investors
Property Listing
As of March 31, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Epic Village - St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	16.12	78.5%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	17.34	98.4%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons	Miami-Fort Lauderdale et al, FL		100.0%		117,423	117,423	20.79	99.1%	4th Generation Market	Ross Dress for Less
Embassy Lakes	Miami-Fort Lauderdale et al, FL		100.0%		131,723	179,937	13.75	96.5%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale et al, FL		100.0%		139,462	266,761	21.09	96.3%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Flamingo Pines	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	25,373	148,840	17.22	99.2%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	72,284	405,145	19.74	99.1%	Publix	Target, CVS
Northridge	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	46,720	236,628	17.56	95.4%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	59,201	316,262	15.00	99.6%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sunrise West Shopping Center	Miami-Fort Lauderdale et al, FL		25.0%	(1)(3)	19,080	84,597	13.93	86.0%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	22,173	132,564	16.10	98.6%	Publix	CVS
TJ Maxx Plaza	Miami-Fort Lauderdale et al, FL		100.0%		161,429	161,429	16.09	96.6%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square	Miami-Fort Lauderdale et al, FL		100.0%		110,081	110,081	15.74	96.5%	Winn Dixie
Sea Ranch Centre	Miami-Fort Lauderdale-Pompano Beach, FL		100.0%		98,950	98,950	17.06	90.1%	Publix	CVS, Dollar Tree
Alafaya Square	Orlando, FL		20.0%	(1)(3)	35,268	176,341	12.57	83.7%	Publix
Clermont Landing	Orlando, FL		65.1%	(1)(3)	114,320	345,325	16.93	94.3%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando, FL		100.0%		498,994	498,994	13.93	98.9%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
International Drive Value Center	Orlando, FL		20.0%	(1)(3)	37,123	185,617	9.18	100.0%		Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx
Marketplace at Seminole Towne Center	Orlando, FL		100.0%		318,694	500,607	15.08	98.0%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco
Phillips Crossing	Orlando, FL		100.0%		145,644	145,644	27.71	100.0%	Whole Foods	Golf Galaxy, Michaels
The Marketplace at Dr. Phillips	Orlando, FL		20.0%	(1)(3)	65,378	326,890	22.69	98.7%	Publix	Stein Mart, Home Goods, Morton's of Chicago, Office Depot
The Shoppes at South Semoran	Orlando, FL		100.0%		101,611	101,611	12.10	100.0%	Walmart Neighborhood Market	Dollar Tree
Winter Park Corners	Orlando, FL		100.0%		102,382	102,382	20.43	100.0%	Whole Foods Market
Indian Harbour Place	Palm Bay-Melbourne et al, FL		25.0%	(1)(3)	40,880	177,471	12.03	95.5%	Publix	Bealls
Pineapple Commons	Port St. Lucie-Fort Pierce, FL		20.0%	(1)(3)	50,023	264,468	15.21	100.0%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Quesada Commons	Punta Gorda, FL		25.0%	(1)(3)	14,722	58,890	13.44	95.4%	Publix	(Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL		25.0%	(1)(3)	10,253	63,108	19.08	93.2%	(Publix)	Petco, (Walgreens)
Countryside Centre	Tampa-St. Petersburg et al, FL		100.0%		248,253	248,253	14.45	95.2%		T.J. Maxx, Home Goods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg et al, FL		20.0%	(1)(3)	26,887	134,434	13.24	87.7%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg et al, FL		100.0%		376,957	610,044	16.25	94.4%	(Albertsons)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg et al, FL		100.0%		154,118	154,118	13.77	89.7%	The Fresh Market	Bed Bath & Beyond
Sunset 19	Tampa-St. Petersburg et al, FL		100.0%		275,910	275,910	12.20	99.6%		Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg et al, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	35			4,058,126	7,505,667	15.68	96.9%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		199,594	397,295	18.16	99.0%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square	Atlanta-Sandy Springs et al, GA		100.0%		181,333	181,333	10.84	88.0%		Marshalls, LA Fitness

Weingarten Realty Investors
Property Listing
As of March 31, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Brownsville Commons	Atlanta-Sandy Springs et al, GA		100.0%		27,747	81,913	20.36	84.9%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs et al, GA		100.0%		196,283	228,003	14.23	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Dallas Commons	Atlanta-Sandy Springs et al, GA		100.0%		25,158	95,262	23.85	100.0%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs et al, GA		100.0%		76,611	76,611	14.50	91.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		137,693	332,889	16.22	100.0%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	20,586	102,931	12.95	100.0%		buybuy BABY, Ross Dress for Less, Rooms to Go
Perimeter Village	Atlanta-Sandy Springs et al, GA		100.0%		373,621	373,621	19.61	99.2%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	13,681	72,207	16.87	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs et al, GA		100.0%		45,758	115,983	25.20	100.0%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs et al, GA		100.0%		136,622	318,387	18.73	96.1%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing	Atlanta-Sandy Springs et al, GA		100.0%		201,979	201,979	14.34	92.9%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	14			1,639,666	2,674,001	16.39	96.5%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.68	91.2%	Kroger
Regency Shopping Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	14.20	86.4%	(Kroger)	T.J. Maxx, Michaels
Tates Creek	Lexington-Fayette, KY		100.0%		198,372	203,532	13.62	96.9%	Kroger	Rite Aid
Festival at Jefferson Court	Louisville, KY-IN		100.0%		168,697	218,107	13.01	97.6%	Kroger	(PetSmart), (TJ Maxx), Staples, Party City
Kentucky Total:	# of Properties:	4			634,305	761,919	13.02	93.6%
Louisiana
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	225,148	9.33	100.0%	Albertsons	Kmart, Dollar Tree, Planet Fitness
Danville Plaza	Monroe, LA		100.0%		136,368	136,368	5.85	96.3%	County Market	Citi Trends, Surplus Warehouse
Louisiana Total:	# of Properties:	2			244,342	361,516	6.26	97.9%
Maryland
Pike Center	Washington, DC-VA-MD-WV		100.0%		80,841	80,841	56.52	100.0%		Pier 1, Ethan Allen
Maryland Total:	# of Properties:	1			80,841	80,841	56.52	100.0%
Nevada
Best in the West	Las Vegas-Paradise, NV		100.0%		428,066	428,066	16.80	98.6%		Best Buy, T. J. Maxx, Babies "R" Us, Bed Bath & Beyond, Petsmart, Office Depot
Charleston Commons	Las Vegas-Paradise, NV		100.0%		332,298	366,952	16.54	98.3%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park S.C.	Las Vegas-Paradise, NV		100.0%		167,654	195,367	12.05	92.9%	El Super	Factory 2 U, CVS
Decatur 215	Las Vegas-Paradise, NV		100.0%		14,658	241,700	26.31	100.0%	(WinCo Foods)	(Target), Hobby Lobby, Ross Dress for Less
Eastern Horizon	Las Vegas-Paradise, NV		100.0%		65,848	353,538	21.13	95.4%	Trader Joe's, (Kmart)
Francisco Centre	Las Vegas-Paradise, NV		100.0%		116,973	148,815	11.13	90.4%	La Bonita Grocery	(Ross Dress for Less), Fallas Paredes
Paradise Marketplace	Las Vegas-Paradise, NV		100.0%		78,077	152,672	18.27	89.1%	(Smith’s Food)	Dollar Tree
Rainbow Plaza	Las Vegas-Paradise, NV		100.0%		273,916	273,916	13.68	97.2%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rainbow Plaza, Phase I	Las Vegas-Paradise, NV		100.0%		136,339	136,339	13.62	92.5%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rancho Towne & Country	Las Vegas-Paradise, NV		100.0%		84,711	161,837	12.69	100.0%	Smith’s Food

Weingarten Realty Investors
Property Listing
As of March 31, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Tropicana Beltway	Las Vegas-Paradise, NV		100.0%		246,483	617,821	19.80	97.8%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot
Tropicana Marketplace	Las Vegas-Paradise, NV		100.0%		69,475	142,643	20.31	77.6%	(Smith’s Food)	Family Dollar
Westland Fair	Las Vegas-Paradise, NV		100.0%		211,755	598,213	16.97	91.5%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Anna's Linens
Nevada Total:	# of Properties:	12			2,226,253	3,817,879	15.92	95.4%
New Mexico
Eastdale	Albuquerque, NM		100.0%		117,006	117,006	7.48	95.4%	Albertsons	Family Dollar
North Towne Plaza	Albuquerque, NM		100.0%		112,666	139,996	20.98	99.9%	Whole Foods Market	Home Goods
New Mexico Total:	# of Properties:	2			229,672	257,002	14.18	97.6%
North Carolina
Galleria	Charlotte-Gastonia et al, NC-SC		100.0%		120,674	328,276	16.19	92.5%	(Walmart Supercenter)	Off Broadway Shoes
Whitehall Commons	Charlotte-Gastonia et al, NC-SC		100.0%		42,183	444,803	26.08	96.7%	(Walmart Supercenter), (Publix)	(Lowe's)
Bull City Market	Durham, NC		100.0%		40,875	40,875	18.56	100.0%	Whole Foods Market
Chatham Crossing	Durham, NC		25.0%	(1)(3)	24,039	96,155	12.94	90.6%	Lowes Foods	CVS
Hope Valley Commons	Durham, NC		100.0%		81,371	81,371	25.12	96.3%	Harris Teeter
Avent Ferry	Raleigh-Cary, NC		100.0%		119,652	119,652	18.70	89.6%	Food Lion	Family Dollar
Capital Square	Raleigh-Cary, NC		100.0%		143,063	143,063	7.69	100.0%	Food Lion
Falls Pointe	Raleigh-Cary, NC		100.0%		112,199	198,549	16.92	98.9%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh-Cary, NC		100.0%		90,155	90,155	15.46	100.0%	Harris Teeter
Leesville Town Centre	Raleigh-Cary, NC		100.0%		127,106	127,106	19.39	92.6%	Harris Teeter	Rite Aid
Northwoods Market	Raleigh-Cary, NC		100.0%		77,802	77,802	11.44	90.3%	Walmart Neighborhood Market	Dollar Tree
Six Forks Station	Raleigh-Cary, NC		100.0%		467,642	467,642	10.23	99.0%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh-Cary, NC		100.0%		188,437	188,437	12.99	100.0%	Harris Teeter	Stein Mart, Rite Aid
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	20.00	91.1%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		89,483	89,483	20.02	100.0%	Harris Teeter
North Carolina Total:	# of Properties:	15			1,787,697	2,556,385	14.46	96.8%
Oklahoma
Town and Country	Oklahoma City, OK		100.0%		128,231	128,231	7.08	92.2%		Big Lots, Westlake Hardware, Aaron Rents, Ross Dress for Less
Oklahoma Total:	# of Properties:	1			128,231	128,231	7.08	92.2%
Oregon
Clackamas Square	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	14,790	140,227	18.61	94.3%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver et al, OR-WA		100.0%		97,177	97,177	13.28	93.5%	Safeway
Raleigh Hills Plaza	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	7,904	39,520	25.71	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	14.83	94.0%
South Carolina
Fresh Market Shoppes	Hilton Head Island-Beaufort, SC		25.0%	(1)(3)	21,674	86,694	15.26	96.8%	The Fresh Market	Dollar Tree
South Carolina Total:	# of Properties:	1			21,674	86,694	15.26	96.8%

Weingarten Realty Investors
Property Listing
As of March 31, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	11.86	100.0%	Kroger	Petco, Dollar Tree, Shoe Carnival
Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		166,958	178,558	9.48	95.6%	Kroger	Stein Mart, Marshalls, HomeGoods
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR		100.0%		61,838	66,838	13.62	92.7%	Kroger	Stein Mart, Marshalls, HomeGoods
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	11.48	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		169,987	307,727	20.93	94.8%		(Target), Best Buy, Sports Authority, PetSmart
Tennessee Total:	# of Properties:	5			694,005	848,345	13.54	96.7%
Texas
Bell Plaza	Amarillo, TX		15.0%	(1)	19,595	130,631	14.07	82.5%	United Supermarket	Dollar Tree
Mueller Regional Retail Center	Austin-Round Rock-San Marcos, TX		100.0%		351,099	351,099	16.43	98.0%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,863	302,260	15.32	96.8%		(Target), (Toys “R” Us), Anna's Linens, Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		36,000	153,000	21.50	43.3%		(Lowe's)
Moore Plaza	Corpus Christi, TX		100.0%		371,650	599,622	14.76	98.8%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX		100.0%		26,088	88,008	24.64	85.5%	(Albertsons)
Gateway Station	Dallas-Fort Worth-Arlington, TX		70.0%	(1)	47,852	68,360	11.61	82.2%		Conn's
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		353,431	463,431	14.47	100.0%	Sprouts Farmers Market	Sports Authority, PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, Anna’s Linens, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,366	361,832	15.81	98.5%		Babies "R" Us, Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10/Federal	Houston-Baytown-Sugar Land, TX		15.0%	(1)	19,871	132,472	8.54	99.2%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-Baytown-Sugar Land, TX		100.0%		138,058	138,058	N/A	74.4%		State of Texas
Alabama-Shepherd	Houston-Baytown-Sugar Land, TX		100.0%		59,120	59,120	21.85	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-Baytown-Sugar Land, TX		100.0%		240,537	240,537	17.68	64.4%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michael's
Bellaire Boulevard	Houston-Baytown-Sugar Land, TX		100.0%		35,081	41,273	28.12	100.0%	Randall’s
Blalock Market at I-10	Houston-Baytown-Sugar Land, TX		100.0%		97,277	97,277	16.34	100.0%	99 Ranch Market
Braeswood Square	Houston-Baytown-Sugar Land, TX		100.0%		104,778	104,778	13.44	100.0%	Belden’s	Walgreens
Broadway	Houston-Baytown-Sugar Land, TX		15.0%	(1)	11,191	74,604	7.59	92.1%		Big Lots, Family Dollar
Centre at Post Oak	Houston-Baytown-Sugar Land, TX		100.0%		183,940	183,940	31.90	99.1%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Citadel Plaza	Houston-Baytown-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza	Houston-Baytown-Sugar Land, TX		15.0%	(1)	12,678	84,517	11.30	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-Baytown-Sugar Land, TX		100.0%		186,721	283,381	9.98	97.6%	Kroger	Babies “R” Us
Fiesta Village	Houston-Baytown-Sugar Land, TX		15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta
Galveston Place	Houston-Baytown-Sugar Land, TX		100.0%		210,370	210,370	10.98	99.5%	Randall’s	Office Depot, Palais Royal, Spec's
Glenbrook Square	Houston-Baytown-Sugar Land, TX		15.0%	(1)	11,684	77,890	9.49	94.6%	Kroger
Griggs Road	Houston-Baytown-Sugar Land, TX		15.0%	(1)	12,017	80,116	12.66	82.0%		99 Cents Only, Family Dollar, Citi Trends
Harrisburg Plaza	Houston-Baytown-Sugar Land, TX		15.0%	(1)	14,016	93,438	18.64	91.3%		Fallas Paredes
HEB - Dairy Ashford & Memorial	Houston-Baytown-Sugar Land, TX		100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza	Houston-Baytown-Sugar Land, TX		100.0%		71,277	71,277	8.89	100.0%	Kroger
Humblewood Shopping Plaza	Houston-Baytown-Sugar Land, TX		100.0%		180,226	279,226	17.77	98.2%		Conn’s, Walgreens, (Michaels), (DSW)

Weingarten Realty Investors
Property Listing
As of March 31, 2015

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
I-45/Telephone Rd. Center	Houston-Baytown-Sugar Land, TX	15.0%	(1)	25,740	171,599	12.08	89.5%	Sellers Bros.	Famsa, Fallas Paredes
Lawndale	Houston-Baytown-Sugar Land, TX	15.0%	(1)	7,819	52,127	10.82	97.0%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	19,048	126,990	12.92	95.6%	Kroger
Little York Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	17,082	113,878	9.63	85.1%	Sellers Bros.	Fallas Paredes
Lyons Avenue	Houston-Baytown-Sugar Land, TX	15.0%	(1)	10,144	67,629	7.93	100.0%	Fiesta	Fallas Paredes
Market at Town Center	Houston-Baytown-Sugar Land, TX	100.0%		388,865	388,865	19.60	97.3%		Old Navy, Home Goods, Marshalls, Ross Dress for Less, Nordstrom Rack, Saks Fifth Avenue OFF 5TH
Market at Westchase	Houston-Baytown-Sugar Land, TX	100.0%		84,084	84,084	19.21	88.9%	Whole Foods Market
Northbrook Center	Houston-Baytown-Sugar Land, TX	100.0%		173,288	173,288	14.28	97.4%	Randall’s	Office Depot, Citi Trends, Anna’s Linens, Dollar Tree
Oak Forest	Houston-Baytown-Sugar Land, TX	100.0%		151,324	151,324	13.79	98.0%	Kroger	Ross Dress for Less, Dollar Tree, Petsmart
Palmer Plaza	Houston-Baytown-Sugar Land, TX	100.0%		95,251	195,231	9.77	93.3%		Dollar Tree
Randall's/Kings Crossing	Houston-Baytown-Sugar Land, TX	100.0%		126,397	126,397	17.11	100.0%	Randall’s	CVS
Richmond Square	Houston-Baytown-Sugar Land, TX	100.0%		92,356	92,356	21.54	100.0%		Best Buy, Cost Plus
River Oaks East	Houston-Baytown-Sugar Land, TX	100.0%		71,265	71,265	30.35	100.0%	Kroger
River Oaks West	Houston-Baytown-Sugar Land, TX	100.0%		247,673	247,673	30.35	94.5%	Kroger	Barnes & Noble, Talbots, Ann Taylor, Gap, JoS. A. Bank
Shoppes at Memorial Villages	Houston-Baytown-Sugar Land, TX	100.0%		184,354	184,354	11.16	93.7%		Rexel
Shops at Kirby Drive	Houston-Baytown-Sugar Land, TX	100.0%		10,000	10,000	30.08	100.0%		Freebirds Burrito
Shops at Three Corners	Houston-Baytown-Sugar Land, TX	70.0%	(1)	173,060	277,871	14.01	100.0%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate	Houston-Baytown-Sugar Land, TX	15.0%	(1)	18,668	124,454	10.70	94.5%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link	Houston-Baytown-Sugar Land, TX	100.0%		70,087	70,087	9.42	70.7%	Sellers Bros.	Spec’s
Tomball Marketplace	Houston-Baytown-Sugar Land, TX	100.0%		141,036	298,857	16.60	90.6%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-Baytown-Sugar Land, TX	57.8%	(1)(3)	283,399	490,734	24.26	100.0%	H-E-B	PetSmart, Babies "R" Us, Academy, Nordstrom Rack
Westchase Center	Houston-Baytown-Sugar Land, TX	100.0%		232,074	360,793	15.39	86.4%	Whole Foods Market	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village	Houston-Baytown-Sugar Land, TX	100.0%		126,641	126,641	15.58	97.2%		Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens
Independence Plaza	Laredo, TX	100.0%		347,302	347,302	12.93	97.5%	H-E-B	TJ Maxx, Ross, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		243,596	485,463	14.55	98.6%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	15.77	97.7%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	143,976	500,084	10.67	97.9%		(Target), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	20,315	243,821	20.93	81.3%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	53,956	301,174	19.67	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	37,432	74,865	17.24	93.5%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	176,520	484,949	14.92	96.8%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	51,851	103,702	12.57	100.0%	H-E-B
Starr Plaza	Rio Grande City, TX	50.0%	(1)(3)	88,346	176,693	11.96	99.0%	H-E-B	Bealls
Fiesta Trails	San Antonio, TX	100.0%		306,370	482,370	15.58	95.6%	(H-E-B)	(Target), Act III Theatres, Marshalls, Office Max, Stein Mart, Petco, Anna’s Linens
Parliament Square II	San Antonio, TX	100.0%	(4)	54,541	54,541	8.71	100.0%		Incredible Pizza
Thousand Oaks	San Antonio, TX	15.0%	(1)	24,301	162,009	11.40	96.5%	H-E-B	Bealls, Tuesday Morning
Valley View	San Antonio, TX	100.0%		91,544	91,544	10.99	86.5%		Marshalls, Dollar Tree

Weingarten Realty Investors
Property Listing
As of March 31, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Broadway	Tyler, TX		100.0%		60,447	60,447	7.94	85.4%		Stein Mart
Texas Total:	# of Properties:	68			7,692,222	12,692,116	16.60	94.9%
Utah
DDS Office Building	Salt Lake City, UT		100.0%		27,300	27,300	N/A	100.0%
Taylorsville Town Center	Salt Lake City, UT		100.0%		90,157	139,007	17.03	97.5%	The Fresh Market	Rite Aid
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.50	64.7%		(Target), Petco
Utah Total:	# of Properties:	3			299,556	471,206	15.52	77.8%
Washington
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,012	17.97	98.7%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Promenade 23	Seattle-Tacoma-Bellevue, WA		100.0%		96,860	96,860	16.53	91.4%	Red Apple Grocers	Walgreens
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	30.47	98.4%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	21,671	108,356	20.11	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.60	96.3%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			202,372	563,623	20.02	95.0%
Total Operating Properties	# of Properties:	232			27,724,473	45,045,830
New Development
Maryland
Nottingham Commons	Baltimore-Towson, MD		100.0%	(2)	2,209	2,209
Maryland Total:	# of Properties:	1			2,209	2,209
North Carolina
Wake Forest Crossing II	Raleigh-Cary, NC		100.0%	(2)	—	93,595
North Carolina Total:	# of Properties:	1			—	93,595
Virginia
Hilltop Village	Washington, DC-VA-MD-WV		100.0%	(1)(2)	130,876	130,876
Virginia Total:	# of Properties:	1			130,876	130,876
Total New Developments	# of Properties:	3			133,085	226,680
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City						312,761
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Southern Avenue and Signal Butte Road, Mesa						63,162
Arizona Total:						798,455
Colorado
Highway 85 and Highway 285, Sheridan						577,606
Colorado Total:						577,606

Weingarten Realty Investors
Property Listing
As of March 31, 2015

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Florida
Young Pines and Curry Ford Rd., Orange County					82,764
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
SR 207 at Rolling Hills Dr., St. Augustine					228,254
Florida Total:					603,306
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					3,554,496
Georgia Total:					3,554,496
Nevada
SWC Highway 215 at Decatur, Las Vegas					328,340
Nevada Total:					328,340
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh					118,483
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					1,637,420
North Carolina Total:					4,329,863
Tennessee
Poplar Avenue and Ridgeway Road, Memphis					53,579
Tennessee Total:					53,579
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					388,120
I-30 & Horne Street, Ft. Worth					58,370
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
Citadel Plaza at 610 North Loop, Houston					137,214
East Orem, Houston					121,968
Mesa Road at Tidwell, Houston					75,009
Northwest Freeway at Gessner, Houston					179,903
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					1,521,986
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Culebra Road and Westwood Loop, San Antonio					60,984
FM 1957 (Potranco Road) and FM 211, San Antonio					8,655,372
SH 151 and Ingram Rd., San Antonio					252,692

Weingarten Realty Investors
Property Listing
As of March 31, 2015

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					15,036,787
Total Unimproved Land					25,282,432